EXHIBIT 1
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                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13d-1(k)(1)


                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated: February 14, 2001


                                             JWA INVESTMENTS, L.P.


                                             By:  JWA Investments Corp.
                                                  its general partner


                                                  By:   /s/ John W. Adams
                                                      --------------------------
                                                      Name:  John W. Adams
                                                      Title: President



                                             JWA INVESTMENTS CORP.


                                             By:   /s/ John W. Adams
                                                   -----------------------------
                                                   Name:  John W. Adams
                                                   Title: President



                                               /s/ John W. Adams
                                             -----------------------------------
                                             John W. Adams